                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 19, 2002

                       UNIVERSAL LIFE HOLDING CORPORATION
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                  Exact Name of Registrant Specified in Charter

             Illinois                 000-02347          37-0859747
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    (State or Other Jurisdiction     (Commission        (IRS Employer
         of Incorporation)           File Number)     Identification No.)

                       P.O. Box 340, Olney, Maryland 20830
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 774-6913

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          (Former Name or Former Address, if Changed Since Last Report)

                       UNIVERSAL LIFE HOLDING CORPORATION
               FORM 8-K RELATING TO ITEM 4 CHANGES IN REGISTRANT'S
                              CERTIFYING ACCOUNTANT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(i) Previous Independent Accountants.

          (i)   On November 8, 2002, Universal Life Holding Corporation (the
                "Registrant") was notified of Craig W. Connors, CPA passing away.
         (ii)   The report of Craig W. Connors, CPA. on the financial statements contain no adverse opinion or a disclaimer of opinion or
                modified as to uncertainty, audit scope, or accounting
                principles.
        (iii)   The decision to change accountants was neither recommended or approved by the Board of Directors, but was based solely
                upon the death of Craig W. Connors, CPA.
         (iv)   The decision to engage Malone & Bailey, PPLC. was approved by the Board of Directors.
          (v)   There have been no accounting disagreements.

The former accountant, Craig W. Connors, CPA was the sole proprietor and sole practitioner of the firm. Due to his death the Registrant was unable to obtain a letter from the former accountant stating any opinions or disagreements.

On November 18, 2002, Universal Life Holding Corporations (the "Registrant")
engaged Malone & Bailey, PPLC as the new accounting firm.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNIVERSAL LIFE HOLDINGS

                                          By: /s/ Frederick S. Richardson
                                            --------------------------
                                                  Frederick S. Richardson
                                                  President and Director
                                                  (Principal Financial and Accounting Officer)

                                                  December 24, 2002